UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 13, 2020

PRESIDIO PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-53673	33-0841255
__________	__________	__________
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4995 Murphy Canyon Road, Suite 300
San Diego, California 92123
(Address of Principal Executive Offices, Including Zip Code)
____________________

(760) 471-8536
(Registrant’s Telephone Number, Including Area Code)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock, $0.01 par value per share	SQFT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

The 2020 Annual Meeting of Stockholders (“2020 Annual Meeting”) of Presidio Property Trust, Inc. (the “Company”) will be held on December 30, 2020. The time and location of the 2020 Annual Meeting will be set forth in the Company’s proxy materials. The record date for the determination of its stockholders entitled to receive notice of and to vote at the 2020 Annual Meeting will be the close of business on November 10, 2020.

Deadline for Stockholder Proposals

Since the date of the 2020 Annual Meeting differs by more than thirty (30) days from the anniversary date of the 2019 Annual Meeting of Stockholders, prior deadlines regarding the submission of shareholder proposals in connection with the 2020 Annual Meeting are no longer applicable. In accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is providing its stockholders with new information with respect to the submission of proposals intended to be included in the Company’s proxy materials under Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”).

Pursuant to Rule 14a-8, the deadline for receipt of shareholder proposals intended to be included in the Company’s proxy materials must be a reasonable time before the Company begins to print and send such proxy materials. Such proposals must be received by the Company’s Corporate Secretary at the Company’s headquarters at 4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123, on or before the close of business on October 26, 2020, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Proposals must comply with the requirements of Rule 14a-8 and the interpretations thereof, and may be omitted from the proxy materials if not in compliance with applicable requirements.

Additionally, in accordance with the advance notice provisions set forth in the Company’s bylaws, in order for a shareholder proposal to be submitted outside of Rule 14a-8 or a director nomination submitted by a shareholder to be considered timely, it was required to be received by the Corporate Secretary by December 12, 2019. There is no change to the deadline for proposals made outside of the Rule 14a-8 process, and the time period for making such proposals has passed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2020	PRESIDIO PROPERTY TRUST, INC.
By: /s/ Jack K. Heilbron
Jack K. Heilbron
Chairman of the Board, Chief Executive Officer, and President